EXHIBIT 32.1
STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Information Systems Associates, Inc. for the three months ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph P. Coschera, our President, Chief Executive Officer and Chief Financial Officer, certify that:

  *   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  *   information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

/s/ Joseph P. Coschera
Joseph P. Coschera
President, Chief Executive Officer
and Chief Financial Officer

May 15, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.